SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2000
                                                          -------------

                             NESCO INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   000-28307               13-3709558
----------------------------       -----------          -------------------
(State or other jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)

12-12 43rd Avenue, Long Island City, NY                      11101
----------------------------------------                   ---------
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code 718/937-5333
                                                           ------------

             570 Lexington Avenue, Third Floor, New York, NY 10022
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Changes in Registrant's Certifying Accountant

Mendelsohn Kary Bell & Natoli LLP ("MKB&N") declined to stand for reappointment as auditors for our fiscal year ended April 30, 2000. While MKB&N had informally informed us of its desire not to stand for re-election and assisted us in engaging new auditors, MKB&N did not formally advise us of its decision until June 26, 2000.

MKB&N's reports on our financial statements for the preceding two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our past two fiscal years and the interim periods preceding MKB&N's election not to stand for re-election, we had no disagreements with MKB&N of the nature required to be reported under Item 304(a)(1)(iv) of Regulation S-K, and no events of the nature required to be reported under Item 304(a)(1)(v) of Regulation S-K occurred.

Effective June 15, 2000, we have engaged Grant Thornton LLP as our auditors. During the past two fiscal years, we have had no consultations with Grant Thornton concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which a written report was provided to us or as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial or reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K; or (c) a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Our Board of Directors has approved the engagement of Grant Thornton LLP as our auditors to replace MKB&N.

Item 7. Financial Statements and Exhibits

     (a)  and (b) Financial Statements

     None.

     (c) Exhibits

Exhibit             Exhibit Title
-------             -------------
16                  Letter dated June 28, 2000, from Mendelsohn Kary Bell &
                    Natoli LLP re change in certifying accounts

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NESCO INDUSTRIES, INC.

Dated: June 28, 2000                By: /s/ Lawrence S. Polan
       -------------                    ---------------------
                                            Lawrence S. Polan,
                                            Chief Financial Officer

                                                                      Exhibit 16

                       MENDELSOHN KARY BELL & NATOLI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

                                 1633 BROADWAY
                               NEW YORK, NY 10010
                                  212 245-3220

June 28, 2000

U.S. Securities and Exchange Commission
450 5th Street, Northwest
Washington, D.C. 20549

                                      Re: Nesco Industries, Inc.
                                          8K Filing
                                          File No. 000-28307

Dear Sirs:

We have been provided with a copy of the Company's most recent form 8K proposed to be filed in connection with its change of independent auditors.

We concur with all of the disclosures provided by Nesco Industries, Inc. in response to item 304(a).

Very truly yours,

MENDELSOHN KARY BELL & NATOLI LLP

/s/ Vance E. Natoli
-------------------
    Vance E. Natoli